UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549
                                    FORM 8-K/A

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): August 16, 1999

                         Commission File Number: 0-13628
                        _________________________________

                             TRIDON ENTERPRISES, INC.
              (Exact name of registrant as specified in its charter)


Colorado                                                            13-3183646
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                         identification number)

345 North Maple Drive #284, Beverly Hills  CA.                           90210
(Address of principal executive offices)                            (Zip code)


               Registrant's telephone number, including area code:
                                  (310) 858-7123

                      Name and Address for Agent of Service:
     Warren Soloski, 11300 W. Olympic Blvd, Suite 800, Los Angeles, CA  90064

                                  (310) 477-9742

ITEM 5.  OTHER EVENTS.

The following sets forth amendments to the form 8K filing as posted with Securities and Exchange Commission on August 10, 1999:

The form was filed as an "Item 4" 8K.  The correct filing is an "Item 5" 8K.

The 8K filing indicated that a 1 for 20 reverse split is proposed by the Company. The correct proposed reverse split is 1 for 40.

Details of the reorganization transaction are explicitly explained in the shareholder proxy. The reorganization transaction requires shareholder approval and the Company has prepared a proxy for review by the Securities and Exchange Commission before disseminating to shareholders.


                                   TRIDON ENTERPRISES, INC.


DATED:  August 16, 1999        By:  /s/ Kevin Welch
                                   KEVIN WELCH, ACTING CHIEF EXECUTIVE OFFICER